EXHIBIT 10.8B

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMENDMENT NO. 1

TO

MANUFACTURING SERVICES AGREEMENT

AMENDMENT NO. 1 (this “Amendment”) dated as of November 10, 2006, to that certain MANUFACTURING SERVICES AGREEMENT dated as of December 20, 2002 (the “Agreement”), by and between Cambrex Bio Science Baltimore, Inc., a Delaware Corporation (“CBSB”), and Tercica Medica, Inc., a Delaware corporation (“Tercica”) (each of CBSB and Tercica, a “Party” and, collectively, the “Parties”). Defined terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

WHEREAS, pursuant to the Agreement, subject to certain limitations, CBSB agreed to manufacture, and Tercica agreed to purchase from CBSB, clinical and commercial quantities of Product; and

WHEREAS, the Parties desire to amend the Agreement pursuant to Section 25.9 thereof.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants hereinafter set forth, CBSB and Tercica hereby agree as follows:

1. Project Rates.

(a) The Parties hereby waive the application of the restriction set forth in the last sentence of Section 3.6.1 to the changes contemplated by this Amendment. Such sentence is hereby deleted from the Agreement.

(b) The Parties hereby acknowledge and agree that any and all references to “time and materials” in the Agreement, including, without limitation, in Sections 1.27, 1.53, and 8.5, are hereby deleted.

(c) The Parties hereby acknowledge and agree that any and all references to “on a time and materials basis as set forth in Section 8.3”or “on a time and materials basis as set forth in Section 8.2” in the Agreement, including, without limitation, in Sections 5.1, 5.2, 5.3 and 8.5, are deleted and replaced in their entirety, such that the relevant services are provided “in accordance with the pricing structure set forth in Section 8.3 hereof”.

2. Section 4.4.1. Procurement. The last two sentences are hereby amended by deleting such sentences and replacing them in their entirety with the following:

“For so long as pricing is based on a model other than a price per gram model, all Raw Materials, Resins and Consumables shall be invoiced to Tercica by CBSB at the relevant Acquisition Cost.”

3. Amendment to Section 8.3. Section 8.3 of the Agreement is hereby amended by deleting such section and replacing it in its entirety with the following:

“Except as otherwise expressly set forth in this Agreement, including, without limitation, in Section 8.4, Tercica shall pay CBSB for each Batch (including the Engineering Batches, Clinical Batches and Conformance Batches) of Drug Substance that complies with the terms of this Agreement, the Master Production Record and the warranties provided in Sections 17.1 and 17.2 hereof, on a per Batch basis. The manufacturing costs per Batch for Calendar Year 2006 (as defined by Change Order CO#155-001-0406-001) is set forth in Exhibit C attached hereto. The Parties will use commercially reasonable efforts to negotiate and establish a price per Batch for the cGMP manufacturing services used to produce Drug Substance for Calendar Year 2007, and, subject to any adjustments made pursuant to Section 8.4, for each year thereafter. Such price per Batch shall be calculated based on the Project Rates set forth in Exhibit C and an occupancy model based upon experience of cycle times and occupancy from those Batches manufactured for Calendar Year 2006 or for the previous Calendar Year, as applicable. The amount and/or pricing structure of the Project Rates may be adjusted in accordance with Section 8.4 below.”

4. Amendment to Section 8.4. Section 8.4 of the Agreement is hereby amended by deleting such section and replacing it in its entirety with the following:

“8.4 Revised Drug Substance Pricing.

8.4.1 Cost Basis. Following review of the Raw Materials, Resins and Consumables required per Batch, CBSB shall provide Tercica with the cost basis for such, Raw Materials, Resins and Consumables (the “Consumables Price”), which Tercica shall approve in its reasonable discretion.

8.4.2 Price Per Gram Model. The Parties will use commercially reasonable efforts to negotiate and establish a price per gram pricing model for the cGMP manufacturing services used to produce Drug Substance in lieu of the price per Batch model described in Section 8.3. Such pricing shall be calculated based on the Consumables Price and the price per Batch model described in Section 8.3 (together, the “Cost Basis”). In no event will the price per gram for any given Calendar Year following the first Calendar Year of the price per Batch model exceed one hundred six percent (106%) of the price per gram in the previous Calendar Year.

8.4.3 Purchase Price. If the Parties do establish a price per gram, such price shall be the new Project Rate with which to calculate the Purchase Price for the remainder of the Term, unless otherwise agreed upon in writing by the Parties. If the Parties are not able to establish a price per gram, the Purchase Price shall continue to be calculated as set forth in Section 8.3, unless otherwise agreed upon in writing by the Parties.”

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

5. Amendment to Section 22.1. The first sentence of Section 22.1 of the Agreement is hereby amended by deleting such sentence and replacing it in its entirety with the following:

“Unless sooner terminated pursuant to the terms of this Agreement, the term of this Agreement (the “Term”) shall commence on the Effective Date and shall continue until December 31, 2012.”

6. Amendment to Exhibit C. The Parties hereby acknowledge and agree that Exhibit C to the Agreement is hereby amended by deleting such Exhibit and replacing it with the Exhibit C attached to this Amendment.

7. Except as expressly set forth herein, all other terms and conditions of the Agreement shall remain in full force and effect, unamended. This Amendment constitutes the entire agreement of the Parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral and written, among the Parties with respect to the subject matter hereof.

8. This Amendment will be governed by and construed in accordance with the internal substantive laws of the State of New York, without reference to the choice of law doctrine of such state.

9. This Amendment may be executed in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

10. This Amendment may not be amended or modified, and no provisions hereof may be waived, without the written consent of the Parties.

11. Each provision of this Amendment will be treated as a separate and independent clause, and the unenforceability of any one clause will in no way impair the enforceability of any of the other clauses herein. If one or more of the provisions contained in this Amendment will for any reason be held to be excessively broad as to scope, activity, subject or otherwise, so as to be unenforceable at law, such provision or provisions will be construed by the appropriate judicial body by limiting or reducing it or them so as to be enforceable to the maximum extent compatible with the applicable law as it will then appear.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the day and year first above written.

TERCICA MEDICA, INC.

By:	/s/ Andrew Grethlein, Ph.D.
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CAMBREX BIO SCIENCE BALTIMORE, INC.

By:	/s/ Steve Klosk
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[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Exhibit C

Project Rates

Labor Hour rates for mutually agreed Change Orders & Per Batch Pricing Model for appropriate Calendar Year are charged as follows:

Technology Transfer & Project Management activities:

$200/hr for services performed through the end of Calendar Year 2005

$212/hr for services performed during Calendar Year 2006

$225/hr for services performed during Calendar Year 2007

$238/hr for services performed during Calendar Year 2008

$252/hr for services performed during Calendar Year 2009

$267/hr for services performed during Calendar Year 2010

$283/hr for services performed during Calendar Year 2011

$300/hr for services performed during Calendar Year 2012

Process Development activities:

$250/hr for services performed through the end of Calendar Year 2005

$265/hr for services performed during Calendar Year 2006

$281/hr for services performed during Calendar Year 2007

$298/hr for services performed during Calendar Year 2008

$316/hr for services performed during Calendar Year 2009

$335/hr for services performed during Calendar Year 2010

$376/hr for services performed during Calendar Year 2011

$399/hr for services performed during Calendar Year 2012

Suite Rate:

$1,250,000/month for services performed through the end of Calendar Year 2005

$1,325,000/month for services performed during Calendar Year 2006

$1,404,500/month for services performed during Calendar Year 2007

$1,488,770/month for services performed during Calendar Year 2008

$1,578,010/month for services performed during Calendar Year 2009

$1,672,780/month for services performed during Calendar Year 2010

$1,773,150/month for services performed during Calendar Year 2011

$1,879,500/month for services performed during Calendar Year 2012

A 10% discount is applied to the above Suite Rates when applied to the Price Per Batch model.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Other Additional Services:

$150/hr for services performed through the end of Calendar Year 2005

$159/hr for services performed during Calendar Year 2006

$169/hr for services performed during Calendar Year 2007

$179/hr for services performed during Calendar Year 2008

$190/hr for services performed during Calendar Year 2009

$201/hr for services performed during Calendar Year 2010

$213/hr for services performed during Calendar Year 2011

$226/hr for services performed during Calendar Year 2012

The per batch price for Calendar Year 2006 ((as defined by Change Order CO#155-001-0406-001) is [ * ] per batch.

These rates do not include:

•	Cost for Raw Materials, Resins and Consumables, Drug Substance testing, or outsourced testing

Storage Rates: CBSB’s cost plus 10% (ten percent)

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED